Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of June 18, 2007 by and among FIVE STAR QUALITY CARE, INC. (the “Borrower”), each of the parties identified as “Guarantor” on the signature pages hereto (each a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender (the “Lender”).

WHEREAS, the Borrower and the Lender have entered into that certain Credit and Security Agreement dated as of May 9, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by restating in full the definition of “Termination Date” contained Section 1.1 as follows:

                                “Termination Date” means May 8, 2009.

                (b)           The Credit Agreement is further amended by amending and restating Section 2.15 in its entirety as follows:

Section 2.15. Increase of Commitment.

The Borrower may request that the Lender increase the amount of the Commitment to an amount not to exceed $80,000,000 by delivering a written request to the Lender at least 60 days but not more than 30 days prior to the proposed effective date of such increase. If the Lender has not notified the Borrower regarding such requested increase by the date 15 days prior to the proposed effective date of the increase, then the Lender shall be deemed to have denied the requested increase.  The Borrower understands that this Section has been included in this Agreement for its convenience in requesting an increase of the amount of the Commitment and the Borrower acknowledges that the Lender (a) has not promised (either expressly or impliedly), and has no obligation or commitment whatsoever, to agree to any such increase and (ii) may impose such conditions to any such increase as the Lender deems appropriate in its sole and absolute discretion.

(c)           The Credit Agreement is amended by deleting Exhibit D thereto and substituting in its place Exhibit D attached hereto.

(d)           The “Commitment Amount” appearing on the Lender’s signature page to the Credit Agreement is deleted and replaced by the “Commitment Amount” appearing on the Lender’s signature page to this Amendment.

Section 2.  Specific Amendment to Fee Letter.  The parties hereto agree that the second full paragraph of the second page of the Fee Letter is amended and restated as follows:

The term “Applicable Margin” means 1.25% with respect to LIBOR Loans and 0.25% with respect to Base Rate Loans.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

(a)           A counterpart of this Amendment duly executed by the Borrower and each Guarantor;

(b)           Borrower shall have paid the Fees payable under the Fee Letter payable with respect to extensions of the Termination Date pursuant to Section 2.11 of the Credit Agreement;

(c)           An opinion of counsel to the Loan Parties addressed to the Lender;

(d)           A Note, executed by the borrower, in the form attached hereto as Exhibit D (the “Restated Note”); and

(e)           Such other documents, instruments and agreements as the Lender may reasonably request.

Section 4.  Effectiveness. Upon satisfaction of the conditions precedent contained in Section 3, this Amendment shall be deemed to be effective as of the date hereof.

Section 5.  Representations.  The Borrower represents and warrants to the Lender that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the Restated Note and to perform its obligations hereunder and under the Credit Agreement and the Fee Letter, each as amended by this Amendment, in accordance with their respective terms.  This Amendment and the Restated Note have been duly executed and delivered by a duly authorized officer of the Borrower and this Amendment, the Restated Note, the Credit Agreement and the Fee Letter, each as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the Restated Note and the performance by the Borrower of this Amendment, the Credit Agreement and the Fee Letter, each as amended by this Amendment and the Restated Note, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 6.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof and after giving effect to this Amendment with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 7.  Reaffirmation of Guaranty by Guarantors.  Each Guarantor hereby reaffirms its continuing obligations to the Lender under Article XII of the Credit Agreement and agrees that the transactions contemplated by this Amendment (including, without limitation, the Borrower’s execution and delivery of the Restated Note) shall not in any way affect the validity and enforceability of its obligations under Article XII of the Credit Agreement, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 8.  Certain References.  Each reference to the Credit Agreement and the Fee Letter in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement and the Fee Letter, as applicable, as amended by this Amendment, and each reference to the Note shall be deemed to be a reference to the Restated Note.

Section 9.  Expenses.  The Borrower shall reimburse the Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment, the Restated Note and the other agreements and documents executed and delivered in connection herewith.

Section 10.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 12.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Fee Letter and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 13.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 14.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit and Security Agreement to be executed as of the date first above written.

THE BORROWER:

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

THE LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Matt Rickets
Name: Matt Rickets
Title: Vice President

Commitment Amount:

$40,000,000

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit and Security Agreement
with Five Star Quality Care, Inc.]

THE GUARANTORS:

ALLIANCE PHARMACY SERVICES, LLC
FIVE STAR QUALITY CARE-CA, INC.
FIVE STAR QUALITY CARE-IA, INC.
FIVE STAR QUALITY CARE-NE, INC.
THE HEARTLANDS RETIREMENT COMMUNITY – ELLICOTT CITY I, INC.
FIVE STAR QUALITY CARE-AZ, LLC
FIVE STAR QUALITY CARE-CA, LLC
FIVE STAR QUALITY CARE-COLORADO, LLC
FIVE STAR QUALITY CARE-CT, LLC
FIVE STAR QUALITY CARE-GA, LLC
FIVE STAR QUALITY CARE-IA, LLC
FIVE STAR QUALITY CARE-MO, LLC
FIVE STAR QUALITY CARE-NE, LLC
FIVE STAR QUALITY CARE-WI, LLC
FIVE STAR QUALITY CARE-WY, LLC
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-KS, LLC
FIVE STAR QUALITY CARE-MD, LLC
FIVE STAR QUALITY CARE-NC, LLC
FIVE STAR QUALITY CARE-VA, LLC
FS LAFAYETTE TENANT TRUST
FS LEISURE PARK TENANT TRUST
FS LEXINGTON TENANT TRUST
FS TENANT POOL I TRUST
FS TENANT POOL II TRUST
FS TENANT POOL III TRUST
FS TENANT POOL IV TRUST
MORNINGSIDE OF BELMONT, LLC
MORNINGSIDE OF GALLATIN, LLC
MORNINGSIDE OF SPRINGFIELD, LLC
FSQC FUNDING CO., LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST

By: /s/ Bruce J Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit and Security Agreement
with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC
MORNINGSIDE OF CHARLOTTESVILLE, LLC
MORNINGSIDE OF NEWPORT NEWS, LLC
MORNINGSIDE OF SKIPWITH-RICHMOND, LLC

By: LIFETRUST AMERICA, INC., its Member

By: /s/ Bruce J Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

MORNINGSIDE OF ALABAMA, L.P.
MORNINGSIDE OF ANDERSON, L.P.
MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
MORNINGSIDE OF COLUMBUS, L.P.
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
MORNINGSIDE OF DECATUR, L.P.
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
MORNINGSIDE OF GREENWOOD, L.P.
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:LIFETRUST AMERICA, INC., its General Partner

By: /s/ Bruce J Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

EXHIBIT D

FORM OF AMENDED AND RESTATED NOTE

$40,000,000.00	June ___, 2007

FOR VALUE RECEIVED, the undersigned, FIVE STAR QUALITY CARE, INC., a corporation formed under the laws of the State of Maryland (the “Borrower”), hereby promises to pay to the order of Wachovia Bank, National Association (the “Lender”), One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Lender to the Borrower, the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of Loans under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

The date, amount of each Loan, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans.

This Note is the Note referred to in the Credit and Security Agreement dated as of May 9, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Subsidiaries of the Borrower from time to time party to the Credit Agreement as Guarantors, and the Lender.  Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

Except as permitted by Section 13.5.(d) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

Time is of the essence for this Note.

This Note amends and restates the terms of that certain Note dated May 9, 2005 in the original principal amount of $25,000,000, executed and delivered by Borrower and payable to the order of Lender.  THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.

[Signature on Next Page]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Note under seal as of the date first written above.

FIVE STAR QUALITY CARE, INC.

By:
Name:
Title:

SCHEDULE OF LOANS

This Note evidences Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

Date of Loan	Principal Amount of Loan	Interest Rate	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made By